Exhibit 24.1



                             POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, constitutes and appoints Michael A. Boyd and Majorie S. White and each of them, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute, in the name of the undersigned, any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable in order to enable Donaldson, Lufkin & Jenrette, Inc. to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with the Securities and Exchange Commission of the registration statement on Form S-8 under the Securities Act of 1933, including specifically but without limitation, power and authority to sign the name of the undersigned to such registration statement, and any amendments to such registration statement (including post-effective amendments), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, to sign any and all applications, registration statements, notices or other documents necessary or advisable to comply with applicable state securities laws, and to file the same, together with other documents in connection therewith with the appropriate state securities authorities, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite or necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      WITNESS our hands on this 14th day of October, 1998.



/s/ John S. Chalsty                   Chairman, and
-----------------------               and Director
John S. Chalsty



/s/ Joe L. Roby                       President, Chief
-----------------------               Executive Officer
Joe L. Roby                           and Director



/s/ Anthony F. Daddino                Executive
-----------------------               Vice President,
Anthony F. Daddino                    Chief Financial Officer
                                      and Director



/s/ Hamilton E. James                 Chairman, Banking Group
-----------------------               and Director
Hamilton E. James



/s/ Richard S. Pechter                Chairman, Financial
-----------------------               Services Group
Richard S. Pechter                    and Director



/s/ Theodore P. Shen                  Chairman, Capital
-----------------------               Markets Group
Theodore P. Shen                      and Director



/s/ Michael M. Bendik                 Senior Vice President
-----------------------               and Chief Accounting
Michael M. Bendik                     Officer



/s/ Henri de Castries                 Director
-----------------------
Henri de Castries



/s/ Denis Duverne                     Director
-----------------------
Denis Duverne



/s/ Louis Harris                      Director
-----------------------
Louis Harris



/s/ Michael Hegarty                   Director
-----------------------
Michael Hegarty



/s/ Henri G. Hottinguer               Director
-----------------------
Henri G. Hottinguer



/s/ W. Edwin Jarmain                  Director
-----------------------
W. Edwin Jarmain



/s/ Francis Jungers                   Director
-----------------------
Francis Jungers



/s/ Edward D. Miller                  Director
-----------------------
Edward D. Miller



/s/ W.J. Sanders                      Director
-----------------------
W.J. Sanders



/s/ Stanley B. Tulin                  Director
-----------------------
Stanley B. Tulin



/s/ John C. West                      Director
-----------------------
John C. West